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                                                                    EXHIBIT 5(c)
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 ---   American                                                                                          ELECTION OF ANNUITY PAYMENT
|AIG|     General                                                                                                 OPTION/CHANGE FORM
 ---

American General Life Insurance Company
Member of American International Group, Inc.                                                           This form to be used only for
Complete and Return this request to:
Annuity Service Center
P.O. Box 1401 . Houston, TX 77251-1401 . (800) 200-3101 . (713) 831-3701 fax                                        the
Please refer to "Definitions" on back of this form before completing questions.                                      Chairman\\TM\\
___________________________________________________________________________________________________________________________________
  1      Annuitant or Participant (Name)

                                                                                Social Security No. ____________|_______|___________

         ______________________________________________________________         Birthdate ____|______|____   [_]  Male   [_]  Female
         LAST                  FIRST              INITIAL
____________________________________________________________________________________________________________________________________

  2      Residence__________________________________________________________________________________________________________________
                      ADDRESS                          STREET                   CITY                STATE                ZIP

         Telephone No._____________________________________
____________________________________________________________________________________________________________________________________

  3      Contract No. _________________________________________________ Contract Owner _____________________________________________

____________________________________________________________________________________________________________________________________

  4      Settlement Option
            a. Elect one of the following settlement options: (FURNISH PROOF OF BIRTH WITH ELECTION OF OPTIONS 1, 2, 3, AND 4.)
               [_] (1) Life Annuity
               [_] (2) Life Annuity with:                    [_] 120      [_] 180      [_] 240 guaranteed monthly payments
               [_} (3) Joint and Survivor Annuity with:      [_] Full     [_] 2/3      [_] 1/2 benefits to survivor
               Name of Joint Payee ....................  ___________________________________________________________________________
               Address of Joint Payee .................  ___________________________________________________________________________
                                                         ___________________________________________________________________________
               Social Security No. of Joint Payee .....  ___________________________________________________________________________
               Relationship to Annuitant ..............  ______________________________________________ Date of Birth_______________

               [_] (4)        Payments for a Designated Period. Length of Period _______________________ Years (From 5 to 40 Years).
               [_] (5*)       Installments of a Specified Dollar Amount. Dollar Amount of Each Payment $ __________________________
                              Frequency of Payment _________________________________ (monthly, quarterly, semiannually, or annually)
                              *Option 5 is only available on a fixed basis.

            b. Begin payments: (Mo./Day/Yr.) ___________________
            c. Apply contract value toward payment as follows:

               _______% Fixed Fund_________               _______% Fixed Fund_________                  _______% Fixed Fund_________

               _______% Division __________               _______% Division __________                  _______% Division __________
____________________________________________________________________________________________________________________________________

  5      NOTICE OF WITHHOLDING  The taxable portion of the distribution you receive from your annuity contract is subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state income tax may also be required by your state of residence. You may elect not to have withholding apply by checking the appropriate box below. If you elect not to have withholding apply to your distribution or if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax are not sufficient.

         [_] I do NOT want income tax withheld from this distribution.
         [_] I do want 10% or _________ income tax withheld from this distribution. IF NO ELECTION IS MADE, WE ARE REQUIRED TO
             WITHHOLD FEDERAL INCOME TAX.
____________________________________________________________________________________________________________________________________

  In accordance with the terms of the contract designated herein, I hereby elect a settlement option and agree that this election supersedes and revokes any prior election.

  CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT,
  AND COMPLETE.

   _________________________________________________________________________________________________________________________________
   SIGNATURE OF ANNUITANT                                                                                      DATE

   _________________________________________________________________________________________________________________________________
   SIGNATURE OF CONTRACT OWNER, IF OTHER THAN ANNUITANT                                                        DATE

   _________________________________________________________________________________________________________________________________
   SIGNATURE OF JOINT OWNER (IF APPLICABLE)                                                                    DATE

____________________________________________________________________________________________________________________________________
AGLC 100558                                                      Page 1 of 2
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                                   DEFINITIONS

CONTRACT OWNER:         The person, corporation or trustee named in the contract
                        or contract application as the contract owner.

ANNUITANT:              The person named in the contract or contract application
                        as the annuitant.

JOINT ANNUITANT:        The person selected to receive payment after death of
                        the annuitant when Option 2, Joint
                        and Survivor Annuity, is elected.

BENEFICIARY:            The person entitled to receive payment in the event
                        benefits continue after death of annuitant.

CHAIRMAN - DIVISIONS

AMERICAN GENERAL LIFE INSURANCE COMPANY
--------------------------------------
Fund 111                Fixed Account - 1 Year Guarantee Period
Fund 113                Fixed Account - 3 Year Guarantee Period
Fund 115                Fixed Account - 5 Year Guarantee Period

CHAIRMAN VARIABLE ANNUITY
-------------------------
Fund 050                MFS Emerging Growth
Fund 051                MFS Research
Fund 052                MFS Growth With Income
Fund 053                MFS Total Return
Fund 054                MFS Utilities
Fund 055                MFS Capital Opportunities
Fund 120                Fidelity VIP Money Market
Fund 121                Fidelity VIP High Income
Fund 123                Fidelity VIP Equity-Income
Fund 124                Fidelity VIP Growth
Fund 125                Fidelity VIP Overseas
Fund 122                Fidelity Investment Grade Bond
Fund 126                Fidelity Asset Manager
Fund 127                Fidelity Index 500
Fund 128                Fidelity Contrafund





AGLC 100558                          Page 2 of 2